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                         SMITH BARNEY ADJUSTABLE RATE
                            GOVERNMENT INCOME FUND

                        Supplement dated July 22, 2002
                    to Prospectus dated September 28, 2001

   Effective August 5, 2002, a series of changes will be implemented that will affect the fund's Class A shares. One such change will be that the current Class A shares will be redesignated Class L. The following revises and supersedes, as applicable, the information in the Prospectus and its Supplements relating to the exchange privilege applicable to Class L shares of the fund.

   To the extent the Class L shares to be exchanged are attributable to predecessor shares:

      (i) for which a sales charge was paid,
     (ii) that were Class A shares purchased at net asset value and subject to a deferred sales charge,
    (iii) that were B shares that subsequently converted into A shares, or
     (iv) that were Class A shares of the fund and were purchased by employees of Citigroup and its subsidiaries, the immediate families of such persons or a pension, profit-sharing or other benefit plan for such persons, such shares maybe exchanged for Class A shares of the fund. Generally, an exchange of shares for shares of the same fund is not a taxable event. This privilege is available to investors currently, but will expire on the earlier of: any exchange of Class L shares other than to Class A shares of the fund, a redemption of such shares, or August 4, 2003. You should contact your Service Agent for more information.

FD 02598